SCHEDULE A
OPERATING EXPENSE LIMITS

                                    Maximum Operating
Fund Name and Class of Shares                        Expense Limit*

Brown Advisory Growth Equity Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%

Brown Advisory Flexible Equity Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%

Brown Advisory Small-Cap Growth Fund
Advisor Shares                                 1.44%
Investor Shares                                 1.19%
Institutional Shares                                 1.04%

Brown Advisory Small-Cap Fundamental Value Fund
Advisor Shares                                 1.43%
Investor Shares                                 1.18%
Institutional Shares                                 1.03%

Brown Advisory Maryland Bond Fund
Advisor Shares                                 0.85%
Investor Shares                                 0.60%
Institutional Shares                                 0.55%

Brown Advisory Intermediate Income Fund
Advisor Shares                                 0.78%
Investor Shares                                 0.53%
Institutional Shares                                 0.48%

Brown Advisory Equity Income Fund
Advisor Shares                                 1.16%
Investor Shares                                 0.91%
Institutional Shares                                 0.76%

Brown Advisory Sustainable Growth Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%

Brown Advisory Tax-Exempt Bond Fund
Advisor Shares                                 0.92%
Investor Shares                                 0.67%
Institutional Shares                                 0.62%

Brown Advisory Emerging Markets Select Fund

Advisor Shares                                 1.57%
Investor Shares                                 1.32%
Institutional Shares                                 1.17%

Brown Advisory – WMC Strategic European Equity Fund
Advisor Shares                                 1.51%
Investor Shares                                 1.26%
Institutional Shares                                 1.11%

Brown Advisory Mortgage Securities Fund
Advisor Shares                                 0.85%
Investor Shares                                 0.60%
Institutional Shares                                 0.55%

Brown Advisory Total Return Fund
Advisor Shares                                 0.83%
Investor Shares                                 0.58%
Institutional Shares                                 0.53%

Brown Advisory Global Leaders Fund
Advisor Shares                                 1.27%
Investor Shares                                 1.02%
Institutional Shares                                 0.87%

Brown Advisory Sustainable Bond Fund
Advisor Shares                                 0.83%
Investor Shares                                 0.58%
Institutional Shares                                 0.53%

Brown Advisory Mid-Cap Growth Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Advisor Shares                                 1.10%
Investor Shares                                 0.85%
Institutional Shares                                 0.70%

Brown Advisory Tax-Exempt Sustainable Bond Fund
Advisor Shares                                 0.92%
Investor Shares                                 0.67%
Institutional Shares                                 0.62%

Brown Advisory Sustainable Small-Cap Core Fund
Advisor Shares                                 1.33%
Investor Shares                                 1.08%
Institutional Shares                                 0.93%

Brown Advisory Sustainable International Leaders Fund(1)
Advisor Shares                                 1.25%
Investor Shares                                 1.00%
Institutional Shares                                 0.85%

* Expressed as a percentage of a Fund’s average daily net assets.

Effective through October 31, 2022.
(1) Effective through October 31, 2023.

As adopted by the Board of Trustees: May 2, 2012

As renewed by the Board of Trustees: February 8, 2022